UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  September  17,  2004
                                                         --------------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                0-20259               33-0845463
              ------                -------               ----------
    (State or other jurisdiction  (Commission            (IRS Employer
        of incorporation)         File Number)         Identification No.)

       10120 South Eastern Avenue, Suite 200, Henderson, Nevada     89052
       --------------------------------------------------------     -----
       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code     775-588-2387
                                                              ------------

                     Internet Business's International, Inc.
                     ---------------------------------------
           2250 East Tropicana, Suite 19-309, Las Vegas, Nevada 89119
           ----------------------------------------------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  5  -  Corporate  Governance  and  Management
-----------------------------------------------------

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant having received the approval of a majority of its shareholders by way of written consent amended its Articles of Incorporation to change the corporate name from Internet Business's International, Inc. to Alpha Wireless Broadband, Inc.


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The  Registrant's  trading symbol has also been changed to reflect the company's new  name,  from  "IBII"  to  "AWBI."  The  Company's  stock is quoted on OTCBB.

Section  9  -  Financial  Statements  and  Exhibits
---------------------------------------------------

Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     ProForma  Financial  Information.  None.
(c)     Exhibits.  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

September  17,  2004
--------------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


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